JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of The Nasdaq Stock Market, Inc., and that this Joint Filing Agreement be included as an Exhibit to such joint filing.

     This Joint Filing Agreement may be executed in one or more counterparts, and each such counterpart shall be an original but all of which, taken together, shall constitute but one and the same agreement.

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     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 2nd day of May 2005.

H&F INVESTORS IV, LLC

By:	H&F Administration IV, LLC, its administrative manager

	By:	H&F Investors III, Inc., its manager

	By:	/s/ Mitchell R. Cohen
Name: Mitchell R. Cohen
		Title:	Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS IV, L.P.

By:	H&F Investors IV, LLC, its general partner

	By:	H&F Administration IV, LLC, its administrative manager

		By:	H&F Investors III, Inc., its manager

		By:	/s/ Mitchell R. Cohen
Name: Mitchell R. Cohen
			Title:	Vice President

H&F EXECUTIVE FUND IV, L.P.

By:	H&F Investors IV, LLC, its general partner

	By:	H&F Administration IV, LLC, its administrative manager

		By:	H&F Investors III, Inc., its manager

		By:	/s/ Mitchell R. Cohen
Name: Mitchell R. Cohen
			Title:	Vice President

H&F INTERNATIONAL PARTNERS IV-A, L.P.

By:	H&F Investors IV, LLC, its general partner

	By:	H&F Administration IV, LLC, its administrative manager

		By:	H&F Investors III, Inc., its manager

		By:	/s/ Mitchell R. Cohen
Name: Mitchell R. Cohen
			Title:	Vice President

H&F INTERNATIONAL PARTNERS IV-B, L.P.

	By:	H&F Investors IV, LLC, its general partner

	By:	H&F Administration IV, LLC, its administrative manager

		By:	H&F Investors III, Inc., its manager

		By:	/s/ Mitchell R. Cohen
Name: Mitchell R. Cohen
			Title:	Vice President